COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 4
dated January 26, 2022 to the Prospectus dated May 1, 2021, as supplemented through December 28, 2021

The following language supplements and amends CREF’s Prospectus disclosure to inform participants about an upcoming change to the CREF Accounts. Participants will receive more individualized details regarding this change in the coming months, as well as final details in CREF’s 2022 Prospectus.

On April 29, 2022, each CREF Account will begin to offer a new share class, Class R4. CREF Accounts currently offer three share classes, Class R1, Class R2 and Class R3. To better align CREF’s pricing structure with the needs of a wide range of clients and participants, Class R4 is being created. Eligibility for Class R4 will require that an institution utilizes Retirement Choice or Retirement Choice Plus contracts and also has entered into a recordkeeping services agreement with Teachers Insurance and Annuity Association of America (TIAA).

In general, CREF class eligibility is expected to be as follows:

	Institutional Clients		Individual and Annuity Products
Class R1	•	Institutions with CREF assets under management below $20 million	• Individual Retirement Account (IRA) • Keogh contract
Class R2	•	Institutions with CREF assets under management of $20 million or more, but less than $400 million	• After-Tax Retirement Annuity (ATRA)
Class R3	•	Institutions with CREF assets under management of $400 million or more	• Immediate Annuity • Accumulation Unit Deposit Option (AUDO)
Class R4	•	Institutions utilizing Retirement Choice/Retirement Choice Plus contracts and that have entered into a recordkeeping services agreement with TIAA

Expense ratios experienced by participants invested in a particular Account will vary depending on the class in which they are invested. While an Account’s administrative and distribution expenses and total expense ratios will vary among classes, the rates of each Account’s advisory expenses and mortality and expense risk charges will be the same across all classes. Additionally, the investment objective, strategy and risk profile for each Account will remain the same among all share classes and services will continue to be provided to CREF on an at-cost basis, with each class paying for its related costs.

The estimated expenses for each CREF class, including new Class R4, are set forth below. In addition to these expenses, you may also be subject to state premium taxes and impacted by the effects of TIAA plan pricing arrangements. Thus, although participants in Class R4 will see a reduction in CREF contract expense deductions, the overall benefit to a participant would depend on the plan-level fees that the plan passes on to a participant.

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ESTIMATED ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS (as a percentage of average net assets)

	Investment		Distribution	Mortality and	Total annual
	management	Administrative	expenses	expense risk	expense
	expenses	expenses	(12b-1)	charges	deductions
Stock Account
Class R1	0.085%	0.260%	0.095%	0.005%	0.445%
Class R2	0.085	0.145	0.055	0.005	0.290
Class R3	0.085	0.110	0.040	0.005	0.240
Class R4	0.085	0.020	0.010	0.005	0.120
Global Equities Account
Class R1	0.060	0.260	0.095	0.005	0.420
Class R2	0.060	0.145	0.055	0.005	0.265
Class R3	0.060	0.110	0.040	0.005	0.215
Class R4	0.060	0.020	0.010	0.005	0.095
Growth Account
Class R1	0.030	0.260	0.095	0.005	0.390
Class R2	0.030	0.145	0.055	0.005	0.235
Class R3	0.030	0.110	0.040	0.005	0.185
Class R4	0.030	0.020	0.010	0.005	0.065
Equity Index Account
Class R1	0.015	0.260	0.095	0.005	0.375
Class R2	0.015	0.145	0.055	0.005	0.220
Class R3	0.015	0.110	0.040	0.005	0.170
Class R4	0.015	0.020	0.010	0.005	0.050
Bond Market Account
Class R1	0.055	0.260	0.095	0.005	0.415
Class R2	0.055	0.145	0.055	0.005	0.260
Class R3	0.055	0.110	0.040	0.005	0.210
Class R4	0.055	0.020	0.010	0.005	0.090
Inflation-Linked Bond Account
Class R1	0.025	0.260	0.095	0.005	0.385
Class R2	0.025	0.145	0.055	0.005	0.230
Class R3	0.025	0.110	0.040	0.005	0.180
Class R4	0.025	0.020	0.010	0.005	0.060
Social Choice Account
Class R1	0.040	0.260	0.095	0.005	0.400
Class R2	0.040	0.145	0.055	0.005	0.245
Class R3	0.040	0.110	0.040	0.005	0.195
Class R4	0.040	0.020	0.010	0.005	0.075
Money Market Account
Class R1*	0.030	0.260	0.095	0.005	0.390
Class R2*	0.030	0.145	0.055	0.005	0.235
Class R3*	0.030	0.110	0.040	0.005	0.185
Class R4	0.030	0.020	0.010	0.005	0.065

The expenses shown above are preliminary estimated expenses; final estimated expenses will be provided in the April 29, 2022 CREF Prospectus.

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The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each class of each Account over several periods during the accumulation period based on the preliminary estimated annual expense deductions in the chart above. This table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ. The expenses below also will not include the impact of TIAA plan pricing. Thus, although participants in Class R4 will see a reduction in CREF contract expense deductions, the overall benefit to a participant would depend on the plan-level fees that the plan passes on to a participant.

	1 year	3 years	5 years	10 years
Stock Account
Class R1	$4	$14	$25	$56
Class R2	$3	$9	$16	$36
Class R3	$2	$8	$13	$30
Class R4	$1	$4	$7	$15
Global Equities Account
Class R1	$4	$13	$23	$53
Class R2	$3	$8	$15	$33
Class R3	$2	$7	$12	$27
Class R4	$1	$3	$5	$12
Growth Account
Class R1	$4	$12	$22	$49
Class R2	$2	$7	$13	$30
Class R3	$2	$6	$10	$23
Class R4	$1	$2	$4	$8
Equity Index Account
Class R1	$4	$12	$21	$47
Class R2	$2	$7	$12	$28
Class R3	$2	$5	$9	$21
Class R4	$1	$2	$3	$6
	1 year	3 years	5 years	10 years
Bond Market Account
Class R1	$4	$13	$23	$52
Class R2	$3	$8	$14	$33
Class R3	$2	$7	$12	$26
Class R4	$1	$3	$5	$11
Inflation-Linked Bond Account
Class R1	$4	$12	$21	$48
Class R2	$2	$7	$13	$29
Class R3	$2	$6	$10	$23
Class R4	$1	$2	$3	$8
Social Choice Account
Class R1	$4	$13	$22	$50
Class R2	$2	$8	$14	$31
Class R3	$2	$6	$11	$25
Class R4	$1	$2	$4	$9
Money Market Account
Class R1*	$4	$12	$22	$49
Class R2*	$2	$7	$13	$30
Class R3*	$2	$6	$10	$23
Class R4	$1	$2	$4	$8

*	Previously, TIAA waived a portion of the Rule 12b-1 distribution and/or administrative expenses for Class R1, Class R2, and Class R3 of the Account when a class’s yield was less than zero. Without this waiver, the total returns of the Account would have been lower. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver and, in such event, the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. Class R4, which was first offered on or after April 29, 2022, was not subject to the waiver described above. However, pursuant to an expense waiver recoupment agreement between TIAA and CREF, Class R4 of the Account bears its pro rata share of any such recoupment liability incurred by Class R1, Class R2, and Class R3 assets transferred to Class R4 of the Account in connection with the launch of Class R4.

The launch of Class R4 will take place automatically. Any decisions undertaken by eligible plans to adopt Class R4 will result in the automatic conversions of participants’ Class R1, R2 or R3 balances to Class R4 holdings of an equal dollar amount. Participants will receive additional information regarding any such conversions, as well as required insurance and pension notices. Please read all of this information, including this prospectus supplement, carefully and retain it for your records. Note that participants will also receive an updated April 29, 2022 Prospectus which will more fully detail the launch of Class R4. Please contact 800-842-2252 with additional questions.

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